SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 23, 1998

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of September 28, 1998, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 1998-HS3)


                    Residential Funding Mortgage Securities II, Inc.
            (Exact name of registrant as specified in its charter)

DELAWARE                      333-28025           41-1808858
(State or Other Jurisdiction  (Commission         (I.R.S. Employer
of Incorporation)             File Number)          Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota       55437
 (Address of Principal        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000



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Item 5Other Events.

            The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and December 31, 1996, and for the three year period ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 31, 1998) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of June 30, 1998, and for the periods ended June 30, 1998 and June 30, 1997, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 1998 (which was filed with the Securities and Exchange Commission on August 14,
1998), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No.333-28025) of the Registrant (the "Prospectus"); and (iii) the Prospectus Supplement for Home Equity Loan-Backed Term Notes, Series 1998-HS3, and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

                  Item 601(a) of
                  Regulation S-K
Exhibit No.       Exhibit No.             Description

1                       23                Consent of KPMG Peat
                                          Marwick LLP, independent
                                          auditors of Ambac Assurance
                                          Corporation with respect to the
                                          Residential Funding Mortgage
                                          Securities II, Inc. Home
                                          Equity Loan-Backed Term
                                          Notes, Series 1998-HS3






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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RESIDENTIAL FUNDING MORTGAGE
                                    SECURITIES II, INC.


                                     By:    /s/ Diane S. Wold
                                     Name:  Diane S. Wold
                                     Title: Vice President


Dated: September 24, 1998




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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     RESIDENTIAL FUNDING MORTGAGE
                                     SECURITIES II, INC.


                                     By:
                                     Name:  Diane S. Wold
                                     Title: Vice President


Dated: September 24, 1998




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                                 EXHIBIT INDEX


            Item 601(a) of                      Sequentially
Exhibit     Regulation S-K                      Numbered
Number      Exhibit No.       Description       Page

1                 23           Accountant's Consent


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                                   EXHIBIT 1


[

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation:


We consent to the incorporation by reference in the registration statement (No. 333-28025) of Residential Funding Mortgage Securities II, Inc. (the "Registrant"), and in the Prospectus Supplement of the Registrant dated September 23, 1998 (the "Prospectus Supplement"), of our report dated January 29, 1998 on the consolidated financial statements of Ambac Assurance Corporation as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, which report appears in the Form 10-K of Ambac Financial Group, Inc. dated March 31, 1998 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                            KPMG PEAT MARWICK LLP

New York, New York
September 23, 1998



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